UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21893
Nuveen Global Government Enhanced Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds High Current Income and Gains from an Enhanced Global Debt Strategy

Semi-Annual Report June 30, 2010

Nuveen Global Government Enhanced Income Fund JGG	Nuveen Multi-Currency Short-Term Government Income Fund JGT

Nuveen Investments Announces Strategic Combination with FAF Advisors

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board
August 17, 2010

Nuveen Investments	3

Portfolio Manager’s Comments

Nuveen Global Government Enhanced Income Fund (JGG)

Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

These Funds are managed by Nuveen Asset Management (NAM), a wholly-owned subsidiary of Nuveen Investments. NAM’s taxable fixed-income team has worked together since 2000, with senior professionals averaging over 16 years of investment experience. The team, which has managed both Funds since their inceptions, was led during the period by Andrew Stenwall, who was responsible for developing and administering the Funds’ portfolio strategies. Mr. Stenwall, who has 20 years of industry experience, has been a Managing Director of NAM since August 2004. Here Andrew discusses his management strategy and the performance of the Funds during the six-month period ending June 30, 2010.

What key strategies were used to manage the Funds during this period?

JGG seeks to provide a high level of current income and gains, as well as capital preservation. The Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a foreign currency strategy that seeks to take long positions in countries with higher yielding government debt and short positions in countries with lower yielding debt. This strategy may create the economic effect of financial leverage. We also employ a stop loss model and a technical indicator designed to alert us to increased levels of risk. This system is intended to reduce or eliminate certain positions when it appears market conditions or trends will cause the value of the Fund’s investments to decline significantly.

In addition, we employ a proprietary ranking system based on analysis of real yields and yield curve slopes to evaluate short positions. We believe this system has the potential to provide additional downside protection, especially during periods when rates are particularly volatile.

JGT is designed to provide the potential for an attractive level of current income and total return. The Fund invests directly and indirectly in a portfolio of short-term international government securities, with approximately 50% denominated in non-U.S. currencies and unhedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative

4	Nuveen Investments

instruments that are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. As with JGG, we monitor and adjust investments using a propriety risk reduction methodology.
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1	JGG’s since inception return is from 6/27/06; the index returns are from 6/30/06. JGT since inception return is from 4/25/07; the index returns are from 4/30/07.

2	Citigroup Currency Hedged World Government Bond Index is an unmanaged market-capitalization weighted index that tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Index returns assume reinvestment of dividends and do not reflect any management fees or expenses. You cannot invest directly in an index.

3	The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index designed to reflect the performance of the government fixed-income markets of 20 non-U.S. developed countries as of January 1999. Index returns assume reinvestment of dividends and do not reflect any management fees or expenses. You cannot invest directly in an index.

4	The MSCI EAFE Index consists of a diversified group of market-capitalization-weighted stocks from 21 developed markets in Europe, Australasia and the Far East. It is a common measure of foreign equity performance for U.S.-based investors. Index returns assume reinvestment of dividends and do not reflect any management fees or expenses. You cannot invest directly in an index.

How did the Funds perform over the six-month period?

The returns of JGG and JGT, as well as several comparative indexes, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended June 30, 2010

	Six-Month	One-Year	Since Inception[1]
JGG	5.08%	4.34%	5.51%
Citigroup Currency-Hedged World Government Bond Index[2]	3.51%	5.42%	4.65%
MSCI EAFE Index[4]	-12.93%	6.38%	1.35%

JGT	-9.20%	-5.84%	1.82%
Citigroup Non-U.S. World Government Bond Index[3]	-4.95%	-1.13%	4.64%
MSCI EAFE Index[4]	-12.93%	6.38%	1.35%

Six-month returns are cumulative; all other returns are annualized.

For the six-month period ended June 30, 2010, JGG outperformed both its respective Citigroup Index and the MSCI EAFE Index, which is provided here as a general reference for the international equity markets. JGT underperformed its Citigroup Index and outperformed the MSCI EAFE Index. As noted, JGG focuses to a large degree on managing foreign government debt and currency exposures, while JGT’s strategy centers on evaluating the attractiveness of short-term international government debt. Neither Fund is designed for close comparison to an equity-based index like the MSCI EAFE.

The six-month reporting period was notable for the volatility that impacted global markets. The credit crisis that began in Greece spread to the broader European markets through banks which held Greek bonds. JGG benefited from this volatility and subsequent rate rally throughout the six-month period. In particular, JGG’s return benefited from the Fund’s net long exposure to countries with steep yield curves and relatively high real rates of interest, such as Australia, Brazil, Canada and several European countries. The Fund was net short in a few lower yielding countries, including the United Kingdom and Switzerland. On balance, these positions slightly detracted from Fund performance.

Also benefiting JGG’s return was its currency overlay strategy. As mentioned earlier, the Fund invests in currency forward or futures contracts to provide long exposure to relative high-yielding currencies and short exposure to comparatively low-yielding countries. Again, we were able to take advantage of the volatility in the global markets by increasing our short exposure. This strategy contributed positively to the Fund’s return over the six-month period.

JGT is focused on investing in countries with higher yields versus the U.S. dollar. During periods of volatility, the U.S. dollar has a tendency to rally as global markets become more risk averse. The dollar rallied substantially throughout this period, as investors

Nuveen Investments	5

sought U.S. Treasuries and other U.S. dollar investments as markets became more volatile. In relation to JGT, the benchmark is heavily weighted towards the Japanese yen and the Euro. While the Euro experienced volatility throughout the period, we are unable to short the Euro in a meaningful way. At the same time, the yen was strengthening throughout the majority of the period. Similar to investors’ flight to U.S. dollars in times of stress, Japanese investors tend to repatriate back to the yen during volatile periods. Since this is, in essence, a Fund that shorts the U.S. dollar, we are not able to take full advantage of some of the weaknesses in other countries because, unlike JGG, JGT’s currency overlay strategy includes both short and long positions.

In JGT, we look to be long in currencies that tend to be more volatile than the broad market. In particular, we look for countries exhibiting relatively strong growth and whose securities show the potential for price appreciation. While these countries may be volatile, they are part of a diversified basket which can help reduce overall risk. The steady market volatility throughout the period negatively impacted performance for these countries. The worst performers in the Fund were securities denominated in the New Zealand dollar, Australian dollar, Polish zloty, Hungarian forint and Turkish lira. Conversely, our position in the Mexican peso and Columbian peso slightly aided performance for the period. Also aiding performance was our stop loss and risk aversion systems, which several times throughout the period reduced our exposure to adversely performing positions.

6	Nuveen Investments

Distribution and
Share Price Information

The following information regarding your Fund’s distributions is current as of June 30, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the six-month reporting period, JGG did not have any changes in its quarterly distribution to shareholders. JGT reduced its quarterly distribution to shareholders once during June. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•	Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of the distribution as a return of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on a Fund’s performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s

Nuveen Investments	7

IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund’s distributions and total return performance for the six months ended June 30, 2010. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether each Fund’s returns for the specified time period were sufficient to meet each Fund’s distributions.

As of 6/30/10	JGG	JGT
Inception date	6/27/06	4/25/07
Six months ended June 30, 2010:
Per share distribution:
From net investment income	$0.06	$0.00
From realized capital gains	0.57	0.00
Return of capital	0.15	0.72

Total per share distribution	$0.78	$0.72

Annualized distribution rate on NAV	9.27%	9.69%

Average annual total returns:
Excluding retained gain tax credit/refund[5]:
Six-Month (Cumulative) on NAV	5.08%	-9.20%
1-Year on NAV	4.34%	-5.84%
Since inception on NAV	5.51%	1.82%

Including retained gain tax credit/refund[5]:
Six-Month (Cumulative) on NAV	N/A	-9.20%
1-Year on NAV	N/A	-5.84%
Since inception on NAV	N/A	2.06%

Share Repurchases and Share Price Information

5	JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

As of June 30, 2010, and since the inception of the Funds’ repurchase program, the Funds have cumulatively repurchased shares as shown in the accompanying table.

	Shares	% of Outstanding
Fund	Repurchased	Shares
JGG	25,900	0.3%
JGT	726,500	1.7%

During the six-month reporting period, JGG did not repurchase any of its outstanding shares. During the six-month reporting period, JGT’s shares were repurchased at a weighted average price and a weighted average discount per share as shown in the accompanying table.

		Weighted Average	Weighted Average
	Shares	Price Per Share	Discount Per Share
Fund	Repurchased	Repurchased	Repurchased
JGT	15,000	$12.87	20.64%

8	Nuveen Investments

As of June 30, 2010, the Funds’ shares were trading at ( - ) discounts relative to their net asset values as shown in the accompanying table.

		Six-Month
	6/30/10	Average
Fund	( - ) Discount	( - ) Discount
JGG	-2.56%	-2.03%
JGT	-9.35%	-8.73%

Nuveen Investments	9

JGG Performance OVERVIEW	Nuveen Global Government Enhanced Income Fund
as of June 30, 2010

Fund Snapshot
Share Price	$16.39

Net Asset Value	$16.82

Premium/(Discount) to NAV	-2.56%

Current Distribution Rate[1]	9.52%

Net Assets ($000)	$157,149

Weighted Average Rating[3]	AA -

Average Annual Total Return
(Inception 6/27/06)
	On Share Price	On NAV
6-Month (Cumulative)	-0.33%	5.08%

1-Year	6.44%	4.34%

Since Inception	4.13%	5.51%

Credit Quality2

2009-2010 Distributions Per Share
Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	The ratings represent the Standard & Poor’s rating for each of the Fund’s direct and synthetic investments in long-term sovereign debt securities of foreign governments. There are no unrated countries or securities in the Fund’s portfolio. Holdings and their ratings may change over time.
3	Weighted Average Rating is calculated by “weighting” the rating of each long-term sovereign debt security by its total investment exposure (whether directly held or synthetically created) to determine the weighted average credit quality rating. Options and currency forwards, if any, are not included in the rating breakdown or weighted average rating figure.

10	Nuveen Investments

JGT Performance OVERVIEW	Nuveen Multi-Currency Short-Term Government Income Fund
as of June 30, 2010

Fund Snapshot
Share Price	$13.47

Net Asset Value	$14.86

Premium/(Discount) to NAV	-9.35%

Current Distribution Rate[1]	10.30%

Net Assets ($000)	$650,111

Weighted Average Rating[3]	A -

Average Annual Total Return
(Inception 4/25/07)
	On Share Price	On NAV
6-Month (Cumulative)	-8.11%	-9.20%

1-Year	-1.39%	-5.84%

Since Inception	-1.52%	1.82%

Average Annual Total Return[4]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	-8.11%	-9.20%

1-Year	-1.39%	-5.84%

Since Inception	-1.26%	2.06%

Credit Quality2
2009-2010 Distributions Per Share
Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	The ratings represent the Standard & Poor’s rating for each of the Fund’s direct and synthetic investments in short-term sovereign debt securities of foreign governments. There are no unrated countries in the Fund’s portfolio. Holdings and their ratings may change over time.
3	Weighted Average Rating is calculated by “weighting” the rating of each short-term sovereign debt security by its total investment exposure (whether directly held or synthetically created) to determine the weighted average credit quality rating. Options and currency forwards, if any, are not included in the rating breakdown or weighted average rating figure.
4	As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

Nuveen Investments	11

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 6, 2010; at this meeting the shareholders were asked to vote on the election of Board Members.

	JGG	JGT
Approval of the Board Members was reached as follows:
	Common Shares	Common Shares
William C. Hunter
For	7,699,787	37,748,954
Withhold	793,457	714,610

Total	8,493,244	38,463,564

Judith M. Stockdale
For	7,692,681	37,711,418
Withhold	800,563	752,146

Total	8,493,244	38,463,564

Carole E. Stone
For	7,667,784	37,723,394
Withhold	825,460	740,170

Total	8,493,244	38,463,564

12	Nuveen Investments

JGG	Nuveen Global Government Enhanced Income Fund Portfolio of INVESTMENTS
June 30, 2010 (Unaudited)

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 32.5% (3)

		Canada – 3.0%

5,000	CAD	Inter-American Development Bank	3.400%	7/21/10	AAA	$4,701,705

		Chile – 1.2%

1,000,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	AA	1,858,987

		Colombia – 6.7%

15,640,000	COP	Republic of Colombia	12.000%	10/22/15	BB+	10,609,414

		France – 15.1%

12,000	EUR	Republic of France	3.000%	10/25/15	AAA	15,375,725
6,400	EUR	Republic of France	3.750%	10/25/19	AAA	8,313,492

18,400	EUR	Total France				23,689,217

		Poland – 3.2%

18,089	PLN	Republic of Poland	0.000%	1/25/12	A	4,975,082

		South Korea – 3.3%

6,247,000	KRW	Korea Monetary Stabilty Bond	4.180%	12/02/11	A1	5,169,035

		Total Sovereign Debt (cost $53,195,813)				51,003,440

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 67.7% (4)

		Sovereign Debt – 4.2%

		Germany – 4.2%

$6,500		KFW Bankegruppe	4.625%	1/20/11	AAA	$6,619,756

		U.S. Government and Agency Obligations – 60.8%

10,000		Federal Farm Credit Bank Discount Notes, (5)	0.000%	11/03/10	AAA	9,993,400
10,000		Federal Home Loan Bank Bonds	0.000%	4/12/11	AAA	10,009,890
5,000		Federal Home Loan Banks, Discount Notes	0.000%	7/02/10	AAA	4,999,983
10,000		Federal Home Loan Banks, Discount Notes	0.000%	7/16/10	AAA	9,999,333
5,127		Federal Home Loan Banks, Discount Notes	0.000%	9/15/10	AAA	5,126,026
11,000		Federal Home Loan Banks, Discount Notes	0.000%	10/01/10	AAA	10,995,809
3,000		Federal Home Loan Banks, Discount Notes	0.000%	10/12/10	AAA	2,998,797
3,000		Federal Home Loan Banks, Discount Notes	0.000%	10/29/10	AAA	2,998,599
3,000		Federal Home Loan Banks, Discount Notes	0.000%	2/03/11	AAA	2,995,116
2,000		Federal Home Loan Banks, Discount Notes	0.000%	3/02/11	AAA	1,995,798
7,000		Federal Home Loan Banks, Discount Notes	0.000%	4/11/11	AAA	6,980,673
5,000		Federal Home Loan Banks, Discount Notes	0.000%	5/02/11	AAA	4,983,905
10,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	11/05/10	AAA	9,993,300
5,500		Federal National Mortgage Association	0.000%	8/02/10	AAA	5,497,409
1,000		Freddie Mac Reference Notes	0.000%	9/20/10	AAA	999,798
5,000		U.S. Treasury Notes, (5)	0.000%	2/28/11	AAA	5,020,120

95,627		Total U.S. Government and Agency Obligations				95,587,956

		Repurchase Agreements – 2.7%

$4,174		Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $4,173,771, collateralized by $4,095,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $4,260,438	0.000%	7/01/10	N/A	4,173,771

		Total Short-Term Investments (cost $106,373,346)				106,381,483

		Total Investments (cost $159,569,159) – 100.2%				157,384,923

		Other Assets Less Liabilities – (0.2)%				(235,875)

		Net Assets – 100%				$157,149,048

Nuveen Investments	13

JGG	Nuveen Global Government Enhanced Income Fund (continued) Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2010:
					Unrealized
					Appreciation
	Amount	In Exchange	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local currency)	For Currency	(Local currency)	Date	(U.S. Dollars)
Brazilian Real	10,950,000	U.S. Dollar	6,124,161	7/02/10	$57,679
Canadian Dollar	5,166,583	U.S. Dollar	4,029,153	7/21/10	(823,608)
Chilean Peso	1,041,331,185	U.S. Dollar	2,005,259	9/07/10	97,360
Colombian Peso	18,566,194,500	U.S. Dollar	9,298,207	8/02/10	(475,275)
Euro	19,270,000	U.S. Dollar	23,598,389	7/30/10	30,943
Indonesian Rupiah	54,696,586,000	U.S. Dollar	6,023,853	7/01/10	(9,968)
Japanese Yen	557,253,000	U.S. Dollar	5,897,232	7/09/10	(406,157)
New Zealand Dollar	791,500	U.S. Dollar	523,690	7/30/10	(18,149)
Norwegian Krone	339,227	U.S. Dollar	52,633	7/30/10	581
Polish Zloty	16,506,212	U.S. Dollar	4,835,893	7/30/10	(20,372)
South Korean Won	6,192,246,094	U.S. Dollar	5,057,992	12/13/10	7,282
U.S. Dollar	5,983,000	Indonesian Rupiah	54,696,586,000	7/01/10	50,821
U.S. Dollar	6,000,000	Brazilian Real	10,950,000	7/02/10	66,482
U.S. Dollar	5,899,073	Japanese Yen	557,253,000	7/09/10	404,315
U.S. Dollar	6,000,000	Mexican Peso	76,587,000	7/14/10	(85,276)
U.S. Dollar	5,162,100	Australian Dollar	6,000,000	7/16/10	(119,701)
U.S. Dollar	464,994	New Zealand Dollar	659,180	7/30/10	(13,738)
U.S. Dollar	52,926	Norwegian Krone	339,227	7/30/10	(874)
U.S. Dollar	6,080,631	Brazilian Real	10,950,000	8/03/10	(54,139)
U.S. Dollar	5,958,234	Indonesian Rupiah	54,696,586,000	10/01/10	(12,569)

					$(1,324,363)

Interest Rate Swaps outstanding at June 30, 2010:
			Fund			Fixed Rate			Unrealized
	Notional		Pay/Receive	Floating Rate		Payment	Termination	Value	Appreciation
Counterparty	Amount		Floating Rate	Index	Fixed Rate*	Frequency	Date	(U.S. Dollars)	(Depreciation)
Credit Suisse	1,457,000,000	JPY	Pay	6-Month LIBOR-BBA	0.543%	Semi-Annually	11/26/11	$17,833	$17,833
Credit Suisse	2,428,000,000	JPY	Receive	6-Month LIBOR-BBA	0.793	Semi-Annually	11/26/14	(269,727)	(269,727)
Credit Suisse	971,000,000	JPY	Pay	6-Month LIBOR-BBA	1.406	Semi-Annually	11/26/19	317,506	317,506
Deutsche Bank AG	28,000,000	ILS	Pay	3-Month TELBOR	4.850	Annually	5/20/20	158,718	158,718
Deutsche Bank AG	121,000,000	ZAR	Receive	3-Month JIBAR	7.612	Quarterly	1/07/12	(262,856)	(262,856)
Deutsche Bank AG	74,500,000	MXN	Pay	28-Day MXN-TIIE	7.900	28-Day	3/12/20	261,929	261,929
Deutsche Bank AG	212,000,000	MXN	Pay	28-Day MXN-TIIE	8.225	28-Day	12/30/19	1,130,585	1,130,585
Deutsche Bank AG	239,500,000	ZAR	Pay	3-Month JIBAR	8.560	Quarterly	1/07/15	1,301,654	1,301,654
Deutsche Bank AG	118,500,000	ZAR	Receive	3-Month JIBAR	8.890	Quarterly	1/07/20	(859,876)	(859,876)
JPMorgan	12,778,000,000	CLP	Pay	6-Month ICP	4.580	Semi-Annually	8/10/14	264,944	275,694
JPMorgan	4,700,000	GBP	Receive	6-Month LIBOR-BBA	3.365	Semi-Annually	1/02/15	(408,097)	(408,097)
JPMorgan	9,960,000,000	KRW	Receive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(101,039)	(101,039)
Morgan Stanley	4,750,000	CHF	Receive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(194,715)	(194,715)
Morgan Stanley	61,500,000	SEK	Receive	3-Month STIBOR	2.535	Annually	5/06/15	(76,380)	(76,380)
RBC	9,800,000	CAD	Pay	3-Month CAD-BA-CDOR	3.705	Semi-Annually	5/07/20	274,648	274,648
RBC	27,990,000	NZD	Pay	3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	1,049,286	1,065,340
RBC	16,850,000	AUD	Pay	6-Month AUD-BBR	6.100	Semi-Annually	1/14/20	648,713	648,713
UBS AG	97,000,000	CZK	Receive	6-Month PRIBOR	3.000	Annually	6/21/20	(113,569)	(113,569)

									$3,166,361

*	Annualized

14	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(3)	Additional Sovereign Debt exposure is obtained from investments in interest rate swap transactions that reference the global government bond markets.
(4)	Substantially all of the Fund’s Short-Term Investments may be used as collateral for investments in derivatives.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
N/A	Not applicable.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand
CAD-BA-CDOR	Canadian Bankers Acceptance Dealer Offered Rate
ICP	Indice Cámara Promedio
JIBAR	Johannesburg Inter-Bank Agreed Rate
KRW-CD-KSDA	Korean Won-Certificates of Deposit-Korean Securities Dealers Association
LIBOR-BBA	London Inter-Bank Offered Rate-British Bankers’ Association
MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate
NZD-BBR	New Zealand Dollar-Bank Bill Rate
PRIBOR	Prague Interbank Offering Rate
STIBOR	Stockholm Interbank Offered Rate
TELBOR	Tel-Aviv Inter-Bank Offered Rate
See accompanying notes to financial statements.

Nuveen Investments	15

JGT	Nuveen Multi-Currency Short-Term Government Income Fund Portfolio of INVESTMENTS
June 30, 2010 (Unaudited)

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Asset-Backed Securities – 3.5%

		Auto – 1.9%

$1,464		Bank of America Auto Trust, Series 2010-1A	0.262%	2/15/11	A-1+	$1,463,105
19		Capital Auto Receivables Asset Trust, Series 2006-2, Class A3B	0.410%	5/15/11	AAA	19,297
3,911		Ford Credit Auto Owner Trust 10A-A1	0.384%	5/15/11	A-1+	3,914,018
652		Honda Auto Receivables Owner Trust, Series 2009-A2	2.220%	8/15/11	AAA	654,187
2,205		Nissan Auto Lease Trust 2009-A7	2.010%	4/15/11	AAA	2,208,364
2,789		Volkswagen Auto Loan Enhanced Trust, Series 2010-1	0.261%	2/21/11	A-1+	2,787,755
1,589		World Omni Auto Receeivables Trust, Series 2010A	0.233%	2/15/11	A-1+	1,588,682

12,629		Total Autos				12,635,408

		Other – 1.6%

7,000		Chase Issuance Trust Series 2009-A7	0.800%	9/17/12	AAA	7,004,897
938		NelNet Student Loan Trust 2008-4 Class A1	0.846%	4/27/15	AAA	938,402
1,016		SLM Student Loan Trust 2007-7 Class A1	0.456%	10/25/12	AAA	1,016,144
1,013		SLM Student Loan Trust 2008-6 Class A1	0.716%	10/27/14	AAA	1,014,421
703		SLM Student Loan Trust, Series 2008-1, Class A1	0.566%	7/25/13	AAA	702,975

10,670		Total Other				10,676,839

$23,299		Total Asset-Backed Securities (cost $23,316,689)				23,312,247

Principal
Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 38.2%

		Brazil – 19.0%

74,334	BRL	Letra De Tesouro Nacional	0.000%	10/01/10	N/R	$40,053,877
47,500	BRL	Letra De Tesouro Nacional	0.000%	1/01/11	N/R	24,903,816
50,500	BRL	Letra De Tesouro Nacional	0.000%	7/01/11	N/R	24,996,157
64,557	BRL	National Treasury Note of Brazil	10.000%	1/01/14	BBB+	33,550,792

236,891	BRL	Total Brazil				123,504,642

		Canada – 6.4%

25,000	CAD	Canadian Government Bond	1.500%	3/01/12	AAA	23,570,053
19,000	CAD	Inter-American Development Bank	3.400%	7/21/10	AAA	17,866,479

44,000	CAD	Total Canada				41,436,532

		Chile – 2.9%

10,000,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	AA	18,589,873

		Colombia – 1.1%

11,000,000	COP	Republic of Colombia	12.000%	10/22/15	BB+	7,461,864

		Germany – 1.9%

10,000	EUR	IKB Deutsche Industriebank AG	2.250%	4/29/11	AAA	12,355,979

		Mexico – 2.0%

150,000	MXN	United Mexican States	9.500%	12/18/14	A	13,132,633

		Poland – 2.5%

30,000	PLN	Republic of Poland	0.000%	1/25/12	A	8,251,006
30,000	PLN	Republic of Poland	0.000%	7/25/12	A	8,036,013

60,000	PLN	Total Poland				16,287,019

		South Korea – 2.1%

16,668,000	KRW	Korea Monetary Stabilty Bond	4.180%	12/02/11	A1	13,791,815

		Taiwan – 0.3%

50,000	TWD	Taiwan Government	3.625%	3/08/12	AA–	1,635,352

		Total Sovereign Debt (cost $254,500,715)				248,195,709

16	Nuveen Investments

Principal
Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 62.1%

		Sovereign Debt – 13.3%

		Germany – 1.3%

8,000		KFW Bankegruppe	4.625%	1/20/11	AAA	$8,147,392

		Indonesia – 3.2%

66,000,000	IDR	Indonesia Sertifikat Bank	0.000%	9/08/10	BB+	7,201,827
56,500,000	IDR	Indonesia Sertifikat Bank	0.000%	10/14/10	BB+	6,132,478
50,000,000	IDR	Indonesia Sertifikat Bank	0.000%	11/11/10	BB+	5,402,041
20,000,000	IDR	Republic of Indonesia Treasury Bill	0.000%	1/13/11	BB+	2,141,158

192,500,000	IDR	Total Indonesia				20,877,504

		Israel – 5.5%

120,000	ILS	Israel State T-Bill	0.000%	1/05/11	AA–	30,577,220
21,663	ILS	Israel State T-Bill	0.000%	3/02/11	A1	5,502,370

141,663	ILS	Total Israel				36,079,590

		Turkey – 3.3%

10,720	TRY	Republic of Turkey, Government Bond	0.000%	5/11/11	BB+	6,324,729
24,000	TRY	Republic of Turkey, Treasury Bill	0.000%	8/18/10	BB+	15,023,589

34,720	TRY	Total Turkey				21,348,318

		Total Sovereign Debt				86,452,804

		U.S. Government and Agency Obligations – 45.1%

$15,000		Federal Farm Credit Bank Discount Notes	0.000%	11/03/10	AAA	14,990,100
12,000		Federal Home Loan Bank Bonds, (4)	0.000%	1/18/11	AAA	12,028,272
6,000		Federal Home Loan Banks, Discount Notes	0.000%	7/02/10	AAA	5,999,980
28,000		Federal Home Loan Banks, Discount Notes	0.000%	8/04/10	AAA	27,995,637
5,000		Federal Home Loan Banks, Discount Notes	0.000%	8/18/10	AAA	4,998,600
5,000		Federal Home Loan Banks, Discount Notes	0.000%	9/10/10	AAA	4,999,110
23,000		Federal Home Loan Banks, Discount Notes	0.000%	9/15/10	AAA	22,995,630
21,000		Federal Home Loan Banks, Discount Notes	0.000%	10/07/10	AAA	20,991,999
21,000		Federal Home Loan Banks, Discount Notes	0.000%	10/12/10	AAA	20,991,579
15,000		Federal Home Loan Banks, Discount Notes	0.000%	10/29/10	AAA	14,992,995
7,400		Federal Home Loan Banks, Discount Notes	0.000%	11/26/10	AAA	7,394,221
20,000		Federal Home Loan Banks, Discount Notes	0.000%	12/15/10	AAA	19,980,520
18,000		Federal Home Loan Banks, Discount Notes	0.000%	1/25/11	AAA	17,974,008
2,000		Federal Home Loan Banks, Discount Notes	0.000%	2/03/11	AAA	1,996,744
9,800		Federal Home Loan Banks, Discount Notes	0.000%	2/08/11	AAA	9,783,683
8,000		Federal Home Loan Banks, Discount Notes	0.000%	4/11/11	AAA	7,977,912
9,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	7/13/10	AAA	8,999,430
6,000		Federal Home Loan Mortgage Corporation, Notes, (4)	0.000%	10/27/10	AAA	5,997,246
8,000		Federal National Mortgage Association	0.000%	7/12/10	AAA	7,999,511
2,000		Federal National Mortgage Association	0.000%	10/13/10	AAA	1,999,192
3,800		Federal National Mortgage Association	0.000%	3/01/11	AAA	3,792,047
8,000		Freddie Mac Reference Notes	0.000%	7/12/10	AAA	8,009,600
11,000		Freddie Mac Reference Notes, (4)	0.000%	9/20/10	AAA	10,997,778
16,000		U.S. Treasury Bills, (4)	0.000%	10/21/10	AAA	15,992,528
7,000		U.S. Treasury Notes, (4)	0.000%	10/15/10	AAA	7,082,579
6,000		U.S. Treasury Notes, (4)	0.000%	10/31/10	AAA	6,026,717

293,000		Total U.S. Government and Agency Obligations				292,987,618

		Repurchase Agreements – 3.7%

$24,135		Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $24,135,201, collateralized by $23,665,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value 24,621,066	0.000%	7/01/10	N/A	24,135,201

		Total Short-Term Investments (cost $406,078,714)				403,575,623

		Total Investments (cost $683,896,118) – 103.8%				675,083,579

		Other Assets Less Liabilities – (3.8)%				(24,972,905)

		Net Assets – 100%				$650,110,674

Nuveen Investments	17

JGT	Nuveen Multi-Currency Short-Term Government Income Fund (continued) Portfolio of INVESTMENTS June 30, 2010 (Unaudited)

Investments in Derivatives

Put Options Purchased outstanding at June 30, 2010:

		Put	Call
		Notional	Notional	Expiration	Strike
Type	Counterparty	Amount	Amount (5)	Date	Price	Value
Currency Option	Goldman Sachs	100,000,000 USD	73,394,495 EUR	7/14/10	1.3625 USD	$240

	Total Put Options Purchased (cost $340,000)					240

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2010:
					Unrealized
					Appreciation
	Amount	In Exchange For	Amount	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local currency)	Currency	(Local currency)	Date	(U.S. Dollars)
Brazilian Real	212,328,500	U.S. Dollar	111,793,029	7/02/10	$(5,840,489)
Brazilian Real	113,778,500	U.S. Dollar	63,182,197	8/03/10	562,541
Canadian Dollar	19,633,017	U.S. Dollar	15,310,783	7/21/10	(3,129,710)
Canadian Dollar	445,000	U.S. Dollar	366,746	10/20/10	(50,935)
Canadian Dollar	674,893	U.S. Dollar	555,427	4/20/11	(76,559)
Canadian Dollar	4,100,000	U.S. Dollar	3,969,072	4/20/11	129,733
Canadian Dollar	20,225,107	U.S. Dollar	16,677,750	4/20/11	(2,261,529)
Chilean Peso	3,100,000,000	U.S. Dollar	5,926,209	8/06/10	245,566
Chilean Peso	2,080,000,000	U.S. Dollar	3,946,120	8/09/10	134,660
Chilean Peso	5,180,000,000	U.S. Dollar	9,786,510	8/12/10	294,677
Euro	24,000,000	U.S. Dollar	34,845,120	7/16/10	5,494,777
Euro	10,205,124	U.S. Dollar	12,497,379	7/30/10	16,387
Mexican Peso	516,597,200	U.S. Dollar	40,676,945	7/01/10	732,987
Mexican Peso	516,597,200	U.S. Dollar	40,676,945	7/01/10	732,987
Mexican Peso	415,802,949	U.S. Dollar	33,244,289	8/04/10	1,199,855
New Zealand Dollar	53,000,000	U.S. Dollar	38,028,560	7/09/10	1,693,470
U.S. Dollar	40,000,000	Mexican Peso	516,597,200	7/01/10	(56,042)
U.S. Dollar	54,000,000	Brazilian Real	98,550,000	7/02/10	598,338
U.S. Dollar	63,634,508	Brazilian Real	113,778,500	7/02/10	(599,328)
U.S. Dollar	38,500,525	New Zealand Dollar	53,000,000	7/09/10	(2,165,435)
U.S. Dollar	41,587,500	Australian Dollar	50,000,000	7/12/10	451,760
U.S. Dollar	100,000,000	Yuan Renminbi	679,000,000	7/12/10	124,912
U.S. Dollar	9,672,082	Colombian Peso	19,290,000,000	7/13/10	482,420
U.S. Dollar	50,000,000	Yuan Renminbi	339,400,000	7/13/10	47,615
U.S. Dollar	50,000,000	Mexican Peso	638,225,000	7/14/10	(710,636)
U.S. Dollar	60,316,542	Turkish Lira	97,682,640	7/14/10	1,249,946
U.S. Dollar	30,112,250	Australian Dollar	35,000,000	7/16/10	(698,255)
U.S. Dollar	6,623,615	Euro	5,000,000	7/16/10	(508,960)
U.S. Dollar	6,653,780	Euro	5,000,000	7/16/10	(539,125)
U.S. Dollar	18,057,032	Euro	14,000,000	7/16/10	(935,998)
U.S. Dollar	31,409,325	New Zealand Dollar	45,000,000	7/16/10	(573,724)
U.S. Dollar	34,901,250	New Zealand Dollar	50,000,000	7/16/10	(639,471)
U.S. Dollar	20,000,000	South Korean Won	24,310,000,000	7/16/10	(115,367)
U.S. Dollar	334,349	Canadian Dollar	340,000	7/21/10	(15,001)
U.S. Dollar	54,019,974	Israeli Shekel	205,270,500	7/28/10	(1,223,188)
U.S. Dollar	33,527,088	Mexican Peso	415,802,949	8/04/10	(1,482,654)
U.S. Dollar	29,506,115	Turkish Lira	47,047,500	8/27/10	(58,944)
U.S. Dollar	44,785,700	Polish Zloty	146,601,512	8/30/10	(1,740,834)
U.S. Dollar	40,415,991	Mexican Peso	516,597,200	9/01/10	(722,516)
U.S. Dollar	20,270,270	Yuan Renminbi	135,000,000	1/24/11	(235,345)
U.S. Dollar	50,934,958	Yuan Renminbi	339,400,000	2/09/11	(519,783)
U.S. Dollar	81,644,905	Yuan Renminbi	544,000,000	2/09/11	(838,024)
U.S. Dollar	368,064	Canadian Dollar	445,000	4/20/11	48,645
Yuan Renminbi	135,000,000	U.S. Dollar	19,970,414	7/12/10	63,399
Yuan Renminbi	544,000,000	U.S. Dollar	80,413,895	7/12/10	195,998
Yuan Renminbi	339,400,000	U.S. Dollar	50,169,993	7/13/10	122,378

					$(11,114,801)

18	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.
(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(5)	Call Notional Amount is calculated by dividing the Put Notional Amount by the Strike Price.
N/A	Not applicable.
N/R	Not rated.
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
ILS	Israeli Shekel
KRW	South Korean Won
MXN	Mexican Peso
PLN	Polish Zloty
TRY	Turkish Lira
TWD	Taiwan Dollar
See accompanying notes to financial statements.

Nuveen Investments	19

Statement of ASSETS & LIABILITIES
June 30, 2010 (Unaudited)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Assets
Investments, at value (cost $53,195,813 and $277,817,404, respectively)	$51,003,440	$271,507,956
Short-term investments, at value (cost $106,373,346 and $406,078,714, respectively)	106,381,483	403,575,623
Options purchased, at value (premiums paid $0 and $340,000, respectively)	–	240
Cash denominated in foreign currencies (cost $61,394 and $120,340, respectively)	61,541	122,354
Cash in other banks(1)	–	4,165,000
Unrealized appreciation on:
Forward foreign currency exchange contracts	715,463	14,623,051
Interest rate swaps	3,784,467	–
Receivables:
Due from broker (net of amounts uncollectible of $135,899 and $0, respectively)	884,014	–
Interest	1,423,605	1,445,700
Other assets	4,682	33,644

Total assets	164,258,695	695,473,568

Liabilities
Cash overdraft	871,186	–
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,039,826	25,737,852
Interest rate swaps	618,106	–
Interest rate swaps premiums received	26,805	–
Payables:
Dividends	3,350,153	13,568,437
Due to broker	–	3,480,007
Investments purchased	–	1,695,090
Accrued expenses:
Management fees	114,896	479,041
Other	88,675	402,467

Total liabilities	7,109,647	45,362,894

Net assets	$157,149,048	$650,110,674

Shares outstanding	9,340,989	43,741,293

Net asset value per share outstanding	$16.82	$14.86

Net assets consist of:

Shares, $.01 par value per share	$93,410	$437,413
Paid-in surplus	159,398,424	756,943,706
Undistributed (Over-distribution of) net investment income	(8,325,375)	(42,856,706)
Accumulated net realized gain (loss)	6,371,462	(44,138,008)
Net unrealized appreciation (depreciation)	(388,873)	(20,275,731)

Net assets	$157,149,048	$650,110,674

(1)	Represents investments segregated by the Fund’s custodian for investments in derivatives prior to the Lehman bankruptcy. See Footnote 1 – General Information and Significant Accounting Policies, Due from Broker, for further details.

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Investment Income	$1,642,791	$10,208,343

Expenses
Management fees	693,011	3,115,750
Shareholders’ servicing agent fees and expenses	250	519
Custodian’s fees and expenses	76,326	465,369
Trustees’ fees and expenses	1,757	8,147
Professional fees	22,112	30,516
Shareholders’ reports – printing and mailing expenses	23,408	82,106
Stock exchange listing fees	4,507	7,336
Investor relations expense	11,231	45,118
Interest paid to Lehman	–	315,457
Other expenses	5,240	17,468

Total expenses before custodian fee credit	837,842	4,087,786
Custodian fee credit	(78)	(125)

Net expenses	837,764	4,087,661

Net investment income	805,027	6,120,682

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,514,104	4,410,704
Forward foreign currency exchange contracts	5,261,811	(51,344,078)
Interest rate swaps	(102,316)	–
Options written	–	805,125
Swaptions written	(27,509)	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,904,804)	(26,962,004)
Forward foreign currency exchange contracts	(1,482,508)	(9,413)
Interest rate swaps	4,776,699	–
Swaptions written	32,200	–

Net realized and unrealized gain (loss)	7,067,677	(73,099,666)

Net increase (decrease) in net assets from operations	$7,872,704	$(66,978,984)

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of CHANGES IN NET ASSETS (Unaudited)

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	6/30/10	12/31/09	6/30/10	12/31/09
Operations
Net investment income	$805,027	$2,519,056	$6,120,682	$21,681,357
Net realized gain (loss) from:
Investments and foreign currency	1,514,104	1,984,140	4,410,704	(23,820,061)
Forward foreign currency exchange contracts	5,261,811	(2,957,977)	(51,344,078)	60,637,617
Futures contracts	–	82,090	–	–
Interest rate swaps	(102,316)	6,729,118	–	–
Options written	–	394,772	805,125	2,684,812
Swaptions written	(27,509)	448,045	–	–
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,904,804)	251,741	(26,962,004)	64,686,096
Forward foreign currency exchange contracts	(1,482,508)	207,583	(9,413)	(35,421,577)
Interest rate swaps	4,776,699	(6,474,058)	–	–
Options written	–	(119,552)	–	13,663
Swaptions written	32,200	(121,063)	–	–

Net increase (decrease) in net assets from operations	7,872,704	2,943,895	(66,978,984)	90,461,907

Distributions to Shareholders
From and in excess of net investment income	(7,285,972)	–	(31,674,351)	–
From net investment income	–	(8,102,025)	–	(40,647,162)
From accumulated net realized gains	–	(494,313)	–	(20,941,879)
Return of capital	–	(5,925,968)	–	(4,432,961)

Decrease in net assets from distributions to shareholders	(7,285,972)	(14,522,306)	(31,674,351)	(66,022,002)

Capital Share Transactions
Offering costs adjustments	–	–	–	24,594
Net proceeds from shares issued to shareholders due to reinvestment of distributions	309,008	309,566	–	–
Cost of shares repurchased and retired	–	–	(193,394)	(5,319,979)

Net increase (decrease) in net assets from capital share transactions	309,008	309,566	(193,394)	(5,295,385)

Net increase (decrease) in net assets	895,740	(11,268,845)	(98,846,729)	19,144,520
Net assets at the beginning of period	156,253,308	167,522,153	748,957,403	729,812,883

Net assets at the end of period	$157,149,048	$156,253,308	$650,110,674	$748,957,403

Undistributed (Over-distribution of) net investment income at the end of period	$(8,325,375)	$(1,844,430)	$(42,856,706)	$(17,303,037)

See accompanying notes to financial statements.

22	Nuveen Investments

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
The funds covered in this report and their corresponding New York Stock Exchange symbols (“NYSE”) are Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Global Government Enhanced Income’s (JGG) primary investment objective is to provide a high level of current income and gains. The Fund’s secondary investment objective is to seek capital preservation. The Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. Dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a currency strategy of up to 35% long and 35% short positions, with a target of 25% / 25%, respectively. This strategy may create the economic effect of financial leverage. Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), will monitor and adjust investments using a propriety risk reduction methodology.

Multi-Currency Short-Term Government Income’s (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund will invest directly and indirectly in a portfolio of short-term international government securities. The Fund will invest approximately 50% of its assets directly in international short-term government securities that are denominated in non-U.S. currencies and will not be currency hedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that offer exposure to the returns of short-term international (non-U.S.) government securities. These contracts are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. The Adviser will monitor and adjust investments using a propriety risk reduction methodology.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation
Prices of fixed-income securities, short-term U.S. and international government securities and derivative instruments are provided by a pricing service approved by the Funds’ Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2–Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, the Funds had no such outstanding purchase commitments.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

24	Nuveen Investments

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2009, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2010, are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2010, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2010, reflect an over-distribution of net investment income.

Foreign Currency Transactions
Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Forward Foreign Currency Exchange Contracts
Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as “Unrealized appreciation or depreciation on forward foreign currency exchange contracts” on the Statement of Assets and Liabilities. The change in value of the contracts during the fiscal period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset as “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities.

The average number of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2010, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income (JGG)	Income (JGT)
Average number of forward foreign currency exchange contracts outstanding	23	42

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

Futures Contracts
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the six months ended June 30, 2010.

Interest Rate Swaps
Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund’s uses interest rate swap contracts for purposes of risk reduction or expressing market views. An example of risk reduction would be to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund’s portfolio of investments. An example of expressing a market view would be to enter into swaps of different tenors that offset one another in whole or in part (in one case paying the fixed leg, in the other case receiving the fixed leg), in order to benefit if certain changes occur in the slope of the yield curve. Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed or floating rate payment in exchange for the counterparty paying or receiving from each Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps” with the change during the fiscal period reflected on the Statement of Operations as “Change in net unrealized appreciation (depreciation) of interest rate swaps.” Once periodic payments are settled in cash, the net amount is recognized as “Net realized gain (loss) from interest rate swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. Multi-Currency Short-Term Government Income (JGT) did not invest in interest rate swap contracts during the six months ended June 30, 2010.

The average number of interest rate swap contracts outstanding during the six months ended June 30, 2010, were as follows:

Global
Government
Enhanced
Income (JGG)
Average number of interest rate swap contracts outstanding	18

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions
Each Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage such risks. The purchase of options involves the risk of loss of all or a part of the cash paid for the options. Options purchased are accounted for in the same manner as portfolio securities. The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call or Put options and/or swaptions written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. The changes in value of the

26	Nuveen Investments

options written during the fiscal period are recognized as “Change in net unrealized appreciation (depreciation) of options and/or swaptions written” on the Statement of Operations. When a call or put option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from options and/or swaptions written on the Statement of Operations.” The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The average number of option contracts outstanding during the six months ended June 30, 2010, were as follows:

Multi-Currency
Short-Term
Government
Income (JGT)
Average number of purchased option contracts outstanding**	–*

Global
Government
Enhanced
Income (JGG)
Average number of written swaption contracts outstanding**	1*

*	The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. JGG did not invest in purchased options during the six months ended June 30, 2010. The Funds were not invested in written options at June 30, 2010.
**	Includes both calls and puts.

Refer to Footnote 3 — Derivative Instruments and Hedging Activities for further details on options activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose a Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker
On September 15, 2008, Lehman Brothers Holding, Inc. and certain of its affiliates (“Lehman”) filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman’s bankruptcy caused the Funds to terminate their outstanding Lehman derivative positions and quantify such exposures. The Funds have filed claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds’ net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Fund discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds’ expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized as a component of “Due from broker” on the Statement of Assets and Liabilities and “Net realized gain (loss)” on the Statement of Operations.

Nuveen Investments	27

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

Global Government Enhanced Income (JGG) also has an outstanding trade receivable in the amount of $871,186 from Lehman, which is recognized as a component of “Due from Broker” on the Statement of Assets and Liabilities. In light of the bankruptcy filing of Lehman, the extent of recovery of such receivable is in question. The Fund’s Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund’s custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund’s accounting records and recognized as “Cash overdraft” on the Statement of Assets and Liabilities, there has been no effect on the Fund’s NAV.

Multi-Currency Short-Term Government Income (JGT) has $4,165,000 in “Cash in other banks” on the Statement of Assets and Liabilities for which it does not have full access. Such amounts represent investments segregated by the Fund’s custodian as collateral for investments in derivatives prior to the Lehman bankruptcy, which have subsequently matured.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the value of the Funds’ investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of June 30, 2010:

Global Government Enhanced Income (JGG)	Level 1	Level 2	Level 3	Total
Investments:
Sovereign Debt	$–	$51,003,440	$–	$51,003,440
Short-Term Investments	9,193,891	97,187,592	–	106,381,483
Derivatives:
Forward Foreign Currency Exchange Contracts*	–	(1,324,363)	–	(1,324,363)
Interest Rate Swaps*	–	3,166,361	–	3,166,361

Total	$9,193,891	$150,033,030	$–	$159,226,921

Multi-Currency Short-Term Government Income (JGT)	Level 1	Level 2	Level 3	Total
Investments:
Asset-Backed Securities	$–	$23,312,247	$–	$23,312,247
Sovereign Debt	–	248,195,709	–	248,195,709
Short-Term Investments	53,237,025	350,338,598	–	403,575,623
Derivatives:
Options Purchased	240	–	–	240
Forward Foreign Currency Exchange Contracts*	–	(11,114,801)	–	(11,114,801)

Total	$53,237,265	$610,731,753	$–	$663,969,018

*	Represents net unrealized appreciation (depreciation).

28	Nuveen Investments

3.	Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1– General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Global Government Enhanced Income (JGG)

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$715,463	Unrealized depreciation on forward foreign currency exchange contracts	$2,039,826

Interest Rate	Swaps	Unrealized appreciation on interest rate swaps *	5,452,620	Unrealized depreciation on interest rate swaps *	2,286,259

Total			$6,168,083		$4,326,085

*	Represents cumulative appreciation (depreciation) of swap contracts as reported in the Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

Multi-Currency Short-Term Government Income (JGT)

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency Exchange Rate	Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$14,623,051	Unrealized depreciation on forward foreign currency exchange contracts	$25,737,852

Foreign Currency Exchange Rate	Options	Options purchased, at value	240	–	–

Total			$14,623,291		$25,737,852

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Investments and Foreign Currency*	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$ –	$ –

* The amount presented above represents the net realized gain (loss) from options purchased and recognized as a component of “Net realized gain (loss) from investments and foreign currency” presented on the Statement of Operations.

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$5,261,811	$(51,344,078)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Interest Rate Swaps	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$(102,316)	$ –

Nuveen Investments	29

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Options Written	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$ –	$805,125

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Net Realized Gain (Loss) from Swaptions Written	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$(27,509)	$ –

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Investments and Foreign Currency*	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$ –	$(339,760)

*	The amount presented above represents the change in net unrealized appreciation (depreciation) of options purchased and recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations.

	Global	Multi-Currency
	Government	Short-Term
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency	Enhanced	Government
Exchange Contracts	Income (JGG)	Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(1,482,508)	$(9,413)

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$4,776,699	$–

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
Change in Net Unrealized Appreciation (Depreciation) of Swaptions Written	Income (JGG)	Income (JGT)
Risk Exposure
Interest Rate	$32,200	$–

4.	Fund Shares
Transactions in shares were as follows:

	Global Government		Multi-Currency Short-Term
	Enhanced Income (JGG)		Government Income (JGT)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	6/30/10	12/31/09	6/30/10	12/31/09
Shares issued to shareholders due to reinvestment of distributions	18,437	17,842	–	–
Shares repurchased	–	–	(15,000)	(440,000)

Weighted average:
Price per share repurchased and retired	$–	$–	$12.87	$12.07
Discount per share repurchased and retired	–	–	20.64%	23.01%

30	Nuveen Investments

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended June 30, 2010, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Purchases:
Investment securities	$16,137,897	$153,997,724
U.S. Government and agency obligations	–	–

Sales and maturities:
Investment securities	37,628,723	186,544,304
U.S. Government and agency obligations	21,154,885	–

Transactions in options written for Multi-Currency Short-Term Government Income (JGT) during the six months ended June 30, 2010, were as follows:

Multi-Currency Short-Term
Government Income (JGT)
	Number of	Premiums
	Contracts	Received
Outstanding, beginning of period	–	$–
Options written	2	805,125
Options terminated in closing purchase transactions	–	–
Options expired	(2)	(805,125)

Outstanding, end of period	–	$–

Transactions in swaptions written for Global Government Enhanced Income (JGG) during the six months ended June 30, 2010, were as follows:

	Global Government
	Enhanced Income (JGG)
	Number of	Premiums
	Contracts *	Received *
Outstanding, beginning of period	2	$42,400
Swaptions written	–	–
Swaptions terminated in closing purchase transactions	(1)	(21,200)
Swaptions expired	(1)	(21,200)

Outstanding, end of period	–	$–

*	Includes both calls and puts.

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Cost of investments	$159,911,003	$685,214,978

Gross unrealized:
Appreciation	$1,337,824	$3,408,897
Depreciation	(3,863,904)	(13,540,296)

Net unrealized appreciation (depreciation) of investments	$(2,526,080)	$(10,131,399)

Nuveen Investments	31

Notes to FINANCIAL STATEMENTS (Unaudited) (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Funds’ last tax year end, were as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Undistributed net ordinary income *	$–	$–
Undistributed net long-term capital gains	–	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Distributions from net ordinary income *	$8,478,011	$40,647,162
Distributions from net long-term capital gains	118,327	20,941,879
Return of capital	5,925,968	4,432,961

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through December 31, 2009, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following current year:

	Global	Multi-Currency
	Government	Short-Term
	Enhanced	Government
	Income	Income
	(JGG)	(JGT)
Post-October capital losses	$180,783	$4,738,096
Post-October currency losses	497,836	–

7.	Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

32	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8.	New Accounting Standards

Fair Value Measurements
On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	33

Financial Highlights (Unaudited)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
												Discount
			Net									from
	Beginning	Net	Realized/		Net							Shares		Ending	Ending
	Net Asset	Investment	Unrealized		Investment		Capital	Return		Offering		Repurchased		Net Asset	Market
	Value	Income(a)	Gain (Loss)(b)	Total	Income		Gains	of Capital	Total	Costs		and Retired		Value	Value
Global Government Enhanced Income (JGG)

Year Ended 12/31:
2010(f)	$16.76	$.09	$.75	$0.84	$(.78	)***	$—	$—	$(.78)	$—		$—		$16.82	$16.39
2009	18.00	.27	.05	0.32	(.87)		(.05)	(.64)	(1.56)	—		—	**	16.76	17.23
2008	18.57	.79	.23	1.02	(.82)		—	(.77)	(1.59)	—		—		18.00	15.93
2007	19.48	.77	(.06)	.71	(1.21)		(.01)	(.40)	(1.62)	—		—		18.57	16.36
2006(d)	19.10	.38	.72	1.10	(.68)		—	—	(.68)	(.04)		—		19.48	20.40

Multi-Currency Short-Term Government Income (JGT)

Year Ended 12/31:
2010(f)	17.12	.14	(1.68)	(1.54)	(.72	)***	—	—	(.72)	—		—	**	14.86	$13.47
2009	16.51	.49	1.62	2.11	(.93)		(.48)	(.10)	(1.51)	—	**	.01		17.12	15.41
2008	19.31	1.07	(2.15)	(1.08)	(1.18)		(.02)	(.53)	(1.73)	—	**	.01		16.51	13.90
2007(e)	19.10	.72	1.09	1.81	(.82)		(.75)	—	(1.57)	(.03)		—		19.31	16.93

34	Nuveen Investments

Total Returns		Ratios/Supplemental Data
Based	Based on		Ratios to Average Net Assets
on	Net	Ending			Net		Portfolio
Market	Asset	Net Assets			Investment		Turnover
Value(c)	Value(c)	(000)	Expenses		Income		Rate

(.33)%	5.08%	$157,149	1.07	%*	1.03	*	23%
18.57	1.70	156,253	1.08		1.54		177
7.38	5.85	167,522	1.05		4.32		54
(12.27)	3.84	173,302	.99		4.04		302
5.55	5.56	180,593	1.07	*	3.79	*	0

(8.11)%	(9.20)%	650,111	1.15	*	1.73	*	54%
22.55	13.35	748,957	1.07		2.92		103
(8.32)	(6.01)	729,813	1.05		5.81		38
(7.75)	9.47	858,833	1.07	*	5.40	*	205

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by Multi-Currency Short-Term Government Income (JGT) per share as follows:

Long-Term
Capital Gains
Retained
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2010(f)	N/A
2009	N/A
2008	N/A
2007(e)	$0.15

(c)
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

• Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• Multi-Currency Short-Term Government Income (JGT) elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year-end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns
	Shareholders	Based on	Based on
	of Record on	Market Value	Net Asset Value
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2010(f)	N/A	(8.11)%	(9.20)%
2009	N/A	22.55	13.35
2008	N/A	(8.32)	(6.01)
2007(e)	December 31	(6.97)	10.29

(d)	For the period June 27, 2006 (commencement of operations) through December 31, 2006.
(e)	For the period April 25, 2007 (commencement of operations) through December 31, 2007.
(f)	For the six months ended June 30, 2010.
N/A	Not applicable for the six months ended June 30, 2010. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

*	Annualized.
**	Rounds to less than $.01 per share.
***	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2010.

See accompanying notes to financial statements.

Nuveen Investments	35

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted

36	Nuveen Investments

the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and NAM
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-(and, for the Nuveen Global Government Enhanced Income Fund only, three-) year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the taxable fixed income Nuveen funds advised by NAM in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Board noted, however, that the Nuveen Multi-Currency Short-Term Government Income Fund was a relatively new fund with a performance history that is generally too short for a meaningful assessment. In addition, the Board noted that the Nuveen Global Government Enhanced Income Fund lagged its peers over various periods, but noted the differences with the Performance Peer Group and that the Fund outperformed its benchmark in the one-year period.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

Nuveen Investments	37

Annual Investment Management
Agreement Approval Process (continued)

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that each Fund had net management fees and/or a net expense ratio below the peer average of its respective Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense

38	Nuveen Investments

allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with a Fund were reasonable and within acceptable parameters.

Nuveen Investments	39

Annual Investment Management
Agreement Approval Process (continued)

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

40	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	41

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

42	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	43

Notes

44	Nuveen Investments

Notes

Nuveen Investments	45

Notes

46	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A. 12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Shares
Fund	Repurchased

JGG	–
JGT	15,000

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

ESA-G-0610D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Government Enhanced Income Fund
By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2010